DELAWARE GROUP PREMIUM FUND
                   SUPPLEMENT DATED FEBRUARY 18, 2000
                          TO CURRENT PROSPECTUS

      The following information supplements information contained in the current Prospectus:

  Delaware Balanced Series

  The following paragraph replaces the second paragraph under the section entitled "Delaware Balanced Series - Our
  Investment Strategies":

  "We seek capital appreciation by investing primarily in common stocks of companies we believe have:

         *Reasonably priced equity securities with strong, consistent and predictable earnings growth rates.

         *Strong, capable management teams and competitive products or services.

         *An attractive debt to capitalization ratio or strong cash flow."

  The following replaces the description of "Common stocks" and "Convertible securities" under the section entitled
  "Delaware Balanced Series -- The securities we typically invest in":

  Securities                            How we use them

  Common stocks: Securities that        Generally, we invest up
  represent shares of ownership         to 75% of net assets in
  in a corporation. Stockholders        common stocks.
  participate in the corporation's
  profits and losses, proportionate
  to the number of shares they own.

  Convertible securities: Usually       The Series may invest in
  preferred stocks or corporate         convertible securities;
  bonds that can be exchanged           however, we will not
  for a set number of shares of         invest more than 10%
  common stock at a predetermined       of the net assets of
  price. These securities offer         the Series in convertible
  higher appreciation potential         securities that are
  than nonconvertible bonds and         rated below investment
  greater income potential than         grade by an NRSRO or
  nonconvertible preferred stocks.      in securities that are
                                        unrated but deemed
                                        equivalent to
                                        non-investment grade.

  The following supplements the section entitled "Delaware
  Balanced Series -- Portfolio turnover":

  "The change in the equity investment strategy for the Delaware Balanced Series described in this supplement to the prospectus is effective as of the date of this supplement. We expect that the new strategy will begin to be fully implemented during April, 2000. The implementation of this change in strategy may result in an annual portfolio turnover rate for Delaware Balanced Series that is relatively higher than normal."

  The following replaces the section entitled "Delaware
  Balanced Series -- Portfolio managers":

  "As of March 1, 2000, John Jares will join Gary A. Reed as portfolio manager for Delaware Balanced Series. They will have primary responsibility for making day-to-day investment decisions for the Series."

  "John Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He will join Delaware Investments in March, 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder."

  "Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Delaware Balanced Series' senior portfolio manager for fixed-income since 1989."

  U.S. Growth Series

  Management of Lynch & Mayer, Inc. and Delaware Investments have decided to integrate Lynch & Mayer's investment personnel with Delaware's. Frank Houghton and Rufus Winton are the portfolio managers at Lynch & Mayer who currently serve the Series. They will be joining Delaware's growth team in connection with the integration. At Delaware, Messrs. Houghton and Winton will continue to have day-to-day investment responsibility for the Series. As a result of the integration, Lynch & Mayer will no longer serve as sub-adviser to the Series.